UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 23, 2006
ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28440 (Commission File Number)	68-0328265 (I.R.S. Employer Identification No.)

11 Studebaker, Irvine, CA (Address of principal executive offices)		92618 (Zip Code)
Registrant’s telephone number, including area code: (949) 595-7200
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1
Exhibit 10.2

Item 1.01 Entry into a Material Definitive Agreement.
     (a) 2006 Stock Incentive Plan
     At the Annual Meeting of Stockholders of Endologix, Inc. (the “Company”) held on May 23, 2006, the Company’s stockholders approved the Company’s 2006 Stock Incentive Plan (the “2006 Plan”). The Company’s Board of Directors (the “Board”) had previously approved the 2006 Plan on March 31, 2006, subject to stockholder approval. The 2006 Plan replaces the Company’s 1996 Stock Option/Stock Issuance Plan (the “1996 Plan”), which expired pursuant to its terms on April 29, 2006.
     The 2006 Plan is an “omnibus” stock plan consisting of a variety of equity vehicles to provide flexibility in implementing equity awards, including incentive stock options, non-qualified stock options, restricted stock grants, stock appreciation rights, stock payment awards, restricted stock units and dividend equivalents. Participants in the 2006 Plan may be granted any one of the equity awards or any combination thereof, as determined by the Board. 2,832,912 shares of common stock (which includes 832,912 shares which remained available under the 1996 Plan upon its expiration) may be issued and sold under all awards, restricted and unrestricted, granted under the 2006 Plan. The maximum number of shares of common stock with respect to one or more awards that may be granted to any one participant during any calendar year shall be 200,000.
     The Board may delegate administration of the 2006 Plan to a committee comprised of no fewer than two members of the Board, which shall have such powers and authority as may be necessary or appropriate to administer the 2006 Plan. Any person who is an employee of or a consultant to the Company or any affiliate thereof, or any person who is a non-employee director is eligible to be designated by the administrator of the 2006 Plan to receive awards and become a participant under the 2006 Plan.
     The 2006 Plan includes a number of performance criteria that may be used to determine whether and to what extent the shares covered by an award have vested. The administrator of the 2006 Plan will have discretion to specify whether the criteria will be measured either annually or cumulatively over a period of years on an absolute basis or relative to a pre-established target, to the previous years’ results or to a designated peer group of companies, in each case as specified in the individual award agreement at the time of grant. The performance criteria may be stated as either target amounts, or as a percentage increase over a base period amount, and may be based upon any one or a combination of the financial and operational categories described in the 2006 Plan.
     Unless previously terminated by the Board, the 2006 Plan will terminate on March 31, 2016, which is the tenth anniversary of the date of its adoption by the Board.
     (b) 2006 Employee Stock Purchase Plan
     Also at the Annual Meeting of Stockholders, the Company’s stockholders approved the Company’s 2006 Employee Stock Purchase Plan (the “2006 ESPP”). The Board had previously approved the 2006 ESPP on March 31, 2006, subject to stockholder approval. The 2006 ESPP replaces the Company’s existing Employee Stock Purchase Plan, which will expire pursuant to its terms on July 31, 2006. No further purchase rights will be granted under the Company’s existing Employee Stock Purchase Plan. An aggregate of 290,300 shares of common stock (which includes 40,300 shares which will be available under the existing Employee Stock Purchase Plan upon its expiration) are reserved for issuance under the 2006 ESPP.
     The 2006 ESPP may be administered by either the Board or a committee appointed by the Board. The Board has delegated administration of the 2006 ESPP to the Compensation Committee. Subject to the provisions of the 2006 ESPP, the Compensation Committee, or any other administrator of the 2006 ESPP, will have full authority to implement, administer and make all determinations necessary under the 2006 ESPP. Every employee of the Company who customarily works more than 20 hours per week for more than 5 months per calendar year will be eligible to participate in offerings made under the 2006 ESPP, subject to certain limitations. Shares of common stock will generally be offered for purchase through a series of 6 month offering periods. The initial offering period will start on the first business day in August 2006 and will terminate on December 29, 2006, with subsequent offering periods commencing on 6 month intervals thereafter beginning on January 1, 2007.
     Unless previously terminated by the Board, the 2006 ESPP will terminate on the last business day of June 2016, or when all shares authorized for sale thereunder have been sold, whichever is earlier.
     The foregoing descriptions of the 2006 Plan and the 2006 ESPP are qualified in their entirety by reference to the full text of the such plans, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.
     (c) Approval of Option Grants to Executive Officers and Directors
     On May 23, 2006, each of the Company’s non-employee directors, other than Franklin D. Brown, was granted an option to purchase 20,000 shares of the Company’s common stock at an exercise price of $3.40 per share pursuant to the annual automatic grant provisions in the 2006 Plan. Each of the options vests in full on May 23, 2007 provided that the non-employee director continues to serve on the Board on such date. All unexercised options will expire on May 23, 2016. Mr. Brown, who is Chairman of the Board, was granted an option to purchase 50,000 shares of the Company’s common stock on the same terms described above.
     On May 23, 2006, the Company’s Compensation Committee approved the following option grants to each of the Company’s executive officers:

Executive Offer	Title	Options
Paul McCormick	President and Chief Executive Officer	100,000
Robert Krist	Chief Financial Officer	30,000
Stefan G. Schreck	Vice President, Research and Development	30,000
Karen Uyesugi	Vice President, Clinical and Regulatory Affairs	40,000
     Each of the options has an exercise price of $3.40 and vests as to 25% of the options on May 23, 2007 with the remaining options vesting in equal monthly thereafter for the following thirty-six months. All unexercised options will expire on May 23, 2016.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
10.1	2006 Stock Incentive Plan.
10.2	2006 Employee Stock Purchase Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.
Date: May 26, 2006	/s/ Robert J. Krist
Robert J. Krist
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	2006 Stock Incentive Plan.
10.2	2006 Employee Stock Purchase Plan.